UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 26, 2010
Date of Report (Date of earliest event reported)
ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Effective as of May 26, 2010, Energy Transfer Equity, L.P. (“ETE”) amended and restated its existing $500 million five-year senior secured revolving credit facility and $1.45 billion term loan facility (the “Existing Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, LC issuer and swingline lender, Bank of America, N.A. and Citicorp North America, Inc., as co-syndication agents, BNP Paribas and The Royal Bank of Scotland plc, as co-documentation agents, and the other lenders party thereto, to allow for the completion of the GP Acquisition, the Redemption Transaction and the Contribution Transaction, each as defined under Item 2.01 below. A copy of the Existing Credit Agreement, as amended and restated (the “Amended Credit Agreement”) is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
     Under the Amended Credit Agreement, the obligations of ETE are secured by all tangible and intangible assets of ETE and certain of its subsidiaries, including (i) the 50,226,967 common units of Energy Transfer Partners, L.P. (“ETP”) held by ETE following the completion of the Redemption Transaction (as defined under Item 2.01 below); (ii) ETE’s 100% equity interest in the general partner entities of ETP, through which ETE holds the incentive distribution rights in ETP; (iii) the 26,266,791 common units of Regency Energy Partners LP (“Regency”) acquired by ETE in the Contribution Transaction (as defined under Item 2.01 below); (iv) ETE’s 100% membership interest in ETE GP Acquirer LLC (“ETE Acquirer”); and (v) ETE Acquirer’s 100% equity interest in the general partner entities of Regency acquired in the GP Acquisition (as defined under Item 2.01 below).
     The rates at which borrowings under the Amended Credit Agreement bear interest remain unchanged from the rates at which borrowings under the Existing Credit Agreement bore interest, which were, for revolving loans, at ETE’s option, either (a) the Eurodollar rate plus the applicable margin or (b) the base rate plus the applicable margin. The applicable margins are based upon ETE’s leverage ratio and range from 1.25% to 2.0% for Eurodollar loans and from 0 to 0.5% for base rate loans. The term loans bear interest at ETE’s option at either (a) the Eurodollar rate plus 1.75% per annum or (b) the prime rate plus 0.25% per annum. The revolving credit facility portion of the borrowings under the Amended Credit Agreement will mature on February 8, 2011 and the term loan facility will mature on November 1, 2012.
     The Amended Credit Agreement alters certain of the restrictive covenants found in the Existing Credit Agreement to reflect ETE’s ownership of the general partner interests of Regency. The Amended Credit Agreement also revised the financial covenants of the Existing Credit Agreement, which include a maximum leverage ratio, a maximum consolidated leverage ratio, a minimum interest coverage ratio and a minimum loan to value ratio, to incorporate the results of operations and capital structure of Regency and its subsidiaries.
     This description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 hereto.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Acquisition of General Partner of Regency Energy Partners LP
          On May 26, 2010, ETE and ETE Acquirer completed their acquisition (the “GP Acquisition”) of a 100% equity interest in the general partner entities of Regency from Regency GP Acquirer, L.P. (“Regency Acquirer”), an affiliate of GE Energy Financial Services, Inc. (“GE EFS”), pursuant to the General Partner Purchase Agreement by and among ETE, ETE Acquirer and Regency Acquirer, dated as of May 10, 2010. In exchange, ETE issued to Regency Acquirer 3,000,000 newly issued Series A Convertible Preferred Units (the “Preferred Units”).
          Prior to the GP Acquisition, Regency Acquirer owned, directly or indirectly, all of the outstanding partnership interests in Regency GP LP (“RGPLP”), which is the general partner of Regency, and all of the outstanding membership interests in Regency GP LLC (“RGPLLC”), the general partner of RGPLP.

Regency is a publicly-traded Delaware limited partnership engaged in the gathering, processing, contract compression and transportation of natural gas and natural gas liquids. RGPLP owns a 2.0% general partner interest and 100% of the incentive distribution rights in Regency.
          The Preferred Units were issued in a private placement, relying on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), at a stated price of $100 per unit and will be entitled to a preferential cash distribution of $2.00 per fiscal quarter. The Preferred Units will automatically convert on the fourth anniversary of the date of issuance into an amount of ETE common units equal in value to the issue price plus any accrued but unpaid distributions plus a specified premium equal to the lesser of 10% of the issue price plus any accrued but unpaid distributions or a premium derived from 25% of the accretion in the trading price of ETE common units subsequent to the date of issuance of the Preferred Units. ETE may choose, at its sole option, to pay 50% of the conversion consideration based on the issue price plus any accrued but unpaid distributions in cash. ETE may elect to redeem all, but not less than all, of the Preferred Units beginning on the third anniversary of the date of issuance for ETE common units or cash equal to the issue price plus a premium paid out in common units, equal to the greater of 10% of the issue price plus any accrued but unpaid distributions or a premium derived from 25% of the accretion in the trading price of ETE common units subsequent to the date of issuance. GE EFS also has certain rights to force ETE to redeem or convert the outstanding Preferred Units for specified consideration upon the occurrence of certain extraordinary events involving ETE or Energy Transfer Partners, L.P. (“ETP”). Holders of the Preferred Units have no voting rights, except that approval of a majority of the Preferred Units is needed to approve any amendment to ETE’s Third Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”) that would result in (i) any increase in the size of the class of Preferred Units, (ii) any alteration or change to the rights, preferences, privileges, duties, or obligations of the Preferred Units or (iii) any other matter that would adversely affect the rights or preferences of the Preferred Units, including in relation to other classes of ETE partnership interests. The Preferred Units were issued in accordance with Amendment No. 3 (the “Third Amendment”) to the Partnership Agreement, which was adopted by LE GP, LLC, the general partner of ETE (the “General Partner”), in connection with the closing of the GP Acquisition. A copy of the Third Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 2.01. The foregoing summary of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1 hereto.
          In connection with the GP Acquisition, on May 26, 2010, ETE entered into a Registration Rights Agreement with Regency Acquirer (the “Registration Rights Agreement”). Under the Registration Rights Agreement, ETE granted Regency Acquirer certain registration rights, including rights to cause ETE to file with the Securities and Exchange Commission a shelf registration statement under the Securities Act with respect to resales of the ETE common units into which the Preferred Units issued to Regency Acquirer in the GP Acquisition are convertible. The Registration Rights Agreement also contains customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated by reference into this Item 2.01. The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1 hereto.
          In addition, in connection with the GP Acquisition, Kelcy Warren and Enterprise GP Holdings, L.P., as the collective owners of approximately 81.2% of the membership interests of the General Partner, granted Regency Acquirer the right to elect, from time to time, to either appoint one director to the board of directors of the General Partner, or, alternatively, to appoint one board observer, for so long as Regency Acquirer and its affiliates maintain certain ownership thresholds of the Preferred Units. As of the date of this filing, Regency Acquirer has informed ETE and the General Partner that it intends to exercise its right to appoint a board observer to the board of directors of the General Partner.
Redemption and Exchange Agreement
          Also on May 26, 2010, ETP completed the transfer of the membership interests (the “Redemption Transaction”) in ETC Midcontinent Express Pipeline III, L.L.C. (“ETC III”) to ETE pursuant to the Redemption and Exchange Agreement (the “Redemption Agreement”) between ETP and ETE, dated as of May 10, 2010. ETC III owns a 49.9% membership interest in Midcontinent Express Pipeline, LLC (“MEP”),

ETP’s joint venture with Kinder Morgan Energy Partners, L.P. that owns and operates the Midcontinent Express Pipeline. In exchange for the membership interests in ETC III, ETP received and redeemed 12,273,830 ETP common units that were previously owned by ETE. The consideration payable under the Redemption Agreement is subject to post-closing purchase price adjustment, payable in cash, including adjustments based on changes in the working capital and long-term debt levels of MEP from those as of January 1, 2010 and any capital expenditures made by MEP after January 1, 2010. The completion of the Redemption Transaction also provided ETE with an option (the “Option”) to acquire the membership interests in ETC Midcontinent Express Pipeline II, L.L.C. (“ETC II”). ETC II owns a 0.1% membership interest in MEP. The Option may not be exercised until May 27, 2011.
Contribution Agreement
          Also on May 26, 2010, ETE completed the contribution of the membership interests in ETC III and the assignment of its rights under the Option to Regency Midcontinent Express LLC, a subsidiary of Regency (the “Contribution Transaction”), in exchange for 26,266,791 Regency common units pursuant to the Contribution Agreement (the “Contribution Agreement”) by and among ETE, Regency and Regency Midcontinent Express LLC, dated as of May 10, 2010. The consideration payable under the Contribution Transaction is subject to post-closing purchase price adjustments, including adjustments consistent with the purchase price adjustment in connection with the Redemption Transaction.
Item 3.02. Unregistered Sales of Equity Securities.
          The information included in Item 2.01 above under the heading “Acquisition of General Partner of Regency Energy Partners LP” is incorporated by reference into this Item 3.02.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
          The information included in Item 2.01 above under the heading “Acquisition of General Partner of Regency Energy Partners LP” is incorporated by reference into this Item 5.03.
Item 7.01. Regulation FD Disclosure.
          On May 26, 2010, ETE issued a press release announcing the completion of the GP Acquisition, the Redemption Transaction and the Contribution Transaction. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit
Number	Description of the Exhibit

Exhibit 2.1	General Partner Purchase Agreement, dated May 10, 2010, by and among Regency GP Acquirer, L.P., Energy Transfer Equity, L.P. and ETE GP Acquirer LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A of Energy Transfer Equity, L.P. filed on May 13, 2010).

Exhibit 2.2	Redemption and Exchange Agreement, dated May 10, 2010, by and among Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K/A of Energy Transfer Equity, L.P. filed on May 13, 2010).

Exhibit 2.3	Contribution Agreement, dated May 10, 2010, by and among Energy Transfer Equity, L.P., Regency Energy Partners LP and Regency Midcontinent Express LLC (incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K/A of Energy Transfer Equity, L.P. filed on May 13, 2010).

Exhibit 3.1*	Amendment No. 3 to the Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P., effective as of May 26, 2010.

Exhibit 4.1*	Registration Rights Agreement by and among Energy Transfer Equity, L.P. and Regency GP Acquirer, L.P., dated as of May 26, 2010.

Exhibit 10.1*	Second Amended and Restated Credit Agreement by and among Energy Transfer Equity, L.P., Wells Fargo Bank, National Association, as administrative agent, LC issuer and swingline lender, Bank of America, N.A. and Citicorp North America, Inc., as co-syndication agents, BNP Paribas and The Royal Bank of Scotland plc, as co-documentation agents, and the other lenders party thereto, effective as of May 26, 2010.

Exhibit 99.1*	Press release of Energy Transfer Equity, L.P. dated as of May 26, 2010.

*	Filed or furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.

	By:	LE GP, LLC
its general partner

Date: June 2, 2010		/s/ John W. McReynolds John W. McReynolds
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of the Exhibit

Exhibit 2.1	General Partner Purchase Agreement, dated May 10, 2010, by and among Regency GP Acquirer, L.P., Energy Transfer Equity, L.P. and ETE GP Acquirer LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A of Energy Transfer Equity, L.P. filed on May 13, 2010).

Exhibit 2.2	Redemption and Exchange Agreement, dated May 10, 2010, by and among Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K/A of Energy Transfer Equity, L.P. filed on May 13, 2010).

Exhibit 2.3	Contribution Agreement, dated May 10, 2010, by and among Energy Transfer Equity, L.P., Regency Energy Partners LP and Regency Midcontinent Express LLC (incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K/A of Energy Transfer Equity, L.P. filed on May 13, 2010).

Exhibit 3.1*	Amendment No. 3 to the Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P., effective as of May 26, 2010.

Exhibit 4.1*	Registration Rights Agreement by and among Energy Transfer Equity, L.P. and Regency GP Acquirer, L.P., dated as of May 26, 2010.

Exhibit 10.1*	Second Amended and Restated Credit Agreement by and among Energy Transfer Equity, L.P., Wells Fargo Bank, National Association, as administrative agent, LC issuer and swingline lender, Bank of America, N.A. and Citicorp North America, Inc., as co-syndication agents, BNP Paribas and The Royal Bank of Scotland plc, as co-documentation agents, and the other lenders party thereto, effective as of May 26, 2010.

Exhibit 99.1*	Press release of Energy Transfer Equity, L.P. dated as of May 26, 2010.

*	Filed or furnished herewith.